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[LOGO OF METLIFE INVESTORS]                             INDIVIDUAL VARIABLE                           SEND APPLICATION AND CHECK TO:
                                                        ANNUITY APPLICATION                                  FIRST METLIFE INVESTORS
Home Office Address (no correspondence)          Marquis Portfolios(SM) is a service                               INSURANCE COMPANY
200 Park Avenue . New York, NY 10166                   mark of Citigroup Inc.                  Policy Service Office: P.O. Box 10426
                                            or its affiliates and is used under license to               Des Moines, Iowa 50306-0426
Marquis Portfolios(SM)                         First MetLife Investors Insurance Company.        FOR ASSISTANCE CALL: THE SALES DESK
____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________


  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security Number               -                -
                                                                                   _____________   ______________   _____________


                                                                   Sex [ ] M  [ ] F        Date of Birth ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security/Tax ID Number             -            -
                                                                                          ___________   ___________   ___________


                                                                   Sex [ ] M  [ ] F        Date of Birth/Trust ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________


  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security Number               -                -
                                                                                   _____________   ______________   _____________


                                                                   Sex [ ] M  [ ] F        Date of Birth ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Primary Name                      Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Primary Name                      Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Contingent Name                   Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Contingent Name                   Address                           Relationship          Social Security Number          %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                        6. PURCHASE PAYMENT
________________________________________________________________________________    ________________________________________________

  [ ] NON-QUALIFIED                                                                 Funding Source of Purchase Payment
  QUALIFIED                                                                         __________________________________
  [ ] 401
  [ ] 403(b) TSA ROLLOVER*                                                          [ ] 1035 Exchange    [ ] Check      [ ] Wire

                                                                                    Initial Purchase
  408 IRA* (check one of the options listed below)                                  Payment $ ______________________________________
                                                                                                     Make Check Payable to First
  Traditional IRA            SEP IRA                   Roth IRA                                      MetLife Investors
  _______________            _______                   ________
                                                                                    (Estimate dollar amount for 1035 exchanges,
  [ ] Transfer               [ ] Transfer              [ ] Transfer                 transfers, rollovers, etc.)
  [ ] Rollover               [ ] Rollover              [ ] Rollover
  [ ] Contribution - Year__  [ ] Contribution - Year__ [ ] Contribution - Year__    Minimum Initial Purchase Payment:
                                                                                      $25,000 Non-Qualified  $25,000 Qualified
  *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.
________________________________________________________________________________    ________________________________________________

6402 (6/05)                                                                                                                APPVAMPNY
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_________________________________________________________________  _________________________________________________________________

RIDERS                                                             9. REPLACEMENTS
_________________________________________________________________  _________________________________________________________________

7. BENEFIT RIDERS (subject to age restrictions)                    Does the applicant have any existing life insurance policies or
                                                                   annuity contracts?                              [ ] Yes [ ] No
These riders may only be chosen at time of application. Please
note, there are additional charges for the optional riders. ONCE   Is this annuity being purchased to replace any existing life
ELECTED THESE OPTIONS MAY NOT BE CHANGED.                          insurance or annuity policy(ies)?               [ ] Yes [ ] No

1) LIVING BENEFIT RIDERS (Optional. Only ONE of the following      If "Yes," applicable disclosure and replacement
   Riders may be elected)                                          forms must be attached.
   [ ] Guaranteed Minimum Income Benifit (GMIB)                    _________________________________________________________________
   [ ] Principal Guarantee (GWB)
   [ ] Principal Guarantee Value (GWB)                             10. ACKNOWLEDGEMENT AND AUTHORIZATION
2) DEATH BENEFIT RIDERS (Check one. If no election is made, the    _________________________________________________________________
   Principal Protection option will apply.)
       [ ] Principal Protection                                    I (We) agree that the above information and statements and those
       [ ] Annual Step-up                                          made on all pages of this application are true and correct to the
4) [ ] Other __________________________________________________    best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the
The GMIB has limited usefulness in connection with tax-qualified   current prospectus of First MetLife Investors Variable Annuity
contracts, such as IRAs, because if the annuitization option of    Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR
the GMIB is not exercised on or before the date required minimum   WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS
distributions must begin under a qualified plan, the contract      TO DOLLAR AMOUNT.
certificate owner or beneficiary might be unable to exercise the   _________________________________________________________________
GMIB annuitization benefits under the riders due to the
restrictions imposed by the minimum distribution requirements. If
you plan to exercise GMIB after your required minimum              _________________________________________________________________
distribution beginning date under an IRA, you should consider           (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
whether the GMIB is appropriate for your circumstances. You
should consult your tax advisor.
                                                                   _________________________________________________________________
For IRAs and other contracts subject to Section 401(a)(9) of the                     (JOINT OWNER SIGNATURE & TITLE)
Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements. These required
distributions may be larger than the Annual Benefit Payment and    _________________________________________________________________
may therefore adversely impact your guarantee under the Guaranteed             (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)
Withdrawal Benefit (GWB) optional benefit.
_________________________________________________________________
                                                                   Signed at _______________________________________________________
SIGNATURES                                                                              (City)                   (State)
_________________________________________________________________
                                                                   Date ____________________________________________________________
8. SPECIAL REQUESTS
_________________________________________________________________  _________________________________________________________________

                                                                   11. AGENT'S REPORT
                                                                   _________________________________________________________________

                                                                   Does the applicant have any existing life insurance policies or
                                                                   annuity contracts?                              [ ] Yes [ ] No

                                                                   Is this annuity being purchased to replace any existing life
                                                                   insurance or annuity policy(ies)?               [ ] Yes [ ] No


                                                                   _________________________________________________________________
                                                                                            AGENT'S SIGNATURE


                                                                   _________________________________________________________________
                                                                                                  Phone


                                                                   _________________________________________________________________
                                                                                         Agent's Name and Number


                                                                   _________________________________________________________________
                                                                                        Name and Address of Firm


                                                                   _________________________________________________________________
                                                                                State License ID Number (Required for FL)


                                                                   _________________________________________________________________
                                                                                          Client Account Number
                                                                   _________________________________________________________________
                                                                   _________________________________________________________________
                                                                   Home Office Program Information:
                                                                   ________________________________

                                                                   Once selected, the option cannot be changed.
                                                                   Option A ______
_________________________________________________________________  _________________________________________________________________

6402 (6/05)                                                                                                                APPVAMPNY
                                                                                                                           506
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